UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2016

Date of reporting period:  May 31, 2016

Item 1. Reports to Stockholders.

Annual Report

M.D. Sass Equity Income Plus Fund
M.D. Sass Short Term U.S. Government Agency Income Fund

May 31, 2016

Investment Advisers

M.D. Sass Investors Services, Inc.
M.D. Sass, LLC
1185 Avenue of the Americas
18th Floor
New York, New York 10036

Phone: 1-855-MDS-FUND (1-855-637-3863)

Table of Contents

LETTERS TO SHAREHOLDERS	3

EXPENSE EXAMPLES	8

INVESTMENT HIGHLIGHTS	10

SCHEDULES OF INVESTMENTS	15

SCHEDULE OF WRITTEN OPTIONS	18

STATEMENTS OF ASSETS AND LIABILITIES	29

STATEMENTS OF OPERATIONS	30

STATEMENTS OF CHANGES IN NET ASSETS	31

FINANCIAL HIGHLIGHTS	33

NOTES TO FINANCIAL STATEMENTS	36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	47

NOTICE OF PRIVACY POLICY & PRACTICES	48

ADDITIONAL INFORMATION	49

Dear Shareholder of the M.D. Sass Equity Income Plus Fund (the “Fund” or “MDEIX” or “MDEPX”),

Performance

MDEIX returned -3.52% for the 12-month period ended May 31, 2016 (MDEPX returned -3.88% over the same period).  The CBOE S&P 500 BuyWrite Index (BXM) returned +2.36% over the same time period.  Importantly, our results include a performance drag of approximately -0.49% from the purchase of S&P 500 Index Puts (SPY), as a potential hedge against a sharp market decline, which the BXM Index does not have.

The relative underperformance of “value” stocks relative to “growth” stocks (as measured by the Russell 1000 Value and Growth indices) proved to be a challenging headwind for the Fund during the fiscal year.  In fact, the returns just from Amazon, Facebook and Google alone contributed 174 basis points of the S&P 500’s total return of 172 basis points during our fiscal year.  In other words, the S&P 500 would have been down during our fiscal year, if not for those three stocks.  The positive returns in the S&P 500 caused our SPY put option hedges to negatively impact performance.

The Fund’s overweight allocation to Healthcare and Financial sectors also detracted from performance.  Although the S&P 500 was up +1.72% during the fiscal year, the Healthcare and Financial sectors were down -0.62% and -0.36%, respectively.  We believe that Healthcare stocks suffered from the ripple effects of Valeant Pharmaceutical’s collapse as well as from fears of regulatory reforms on drug pricing which started with Hillary Clinton’s tweet about the need to contain drug prices.  We believe the Fund’s healthcare stocks are attractively valued and should weather the storm building against drug pricing.  Financial stocks underperformed, in part, due to the flattening yield curve and dramatic changes in market forecasts for longer term interest rates.  Many banks and life insurance companies benefit from rising rates, whereas, in our view, the sharp reversal in rate expectations caused these “asset sensitive” companies to underperform.  We believe several of these asset sensitive stocks, such as Citizens Financial (CFG) and MetLife (MET), trade at discount to tangible book value and the market is overly discounting the impacts of rate expectations.

At the security level, the largest stock/call contributors to Fund performance during the fiscal year were NRG Energy (NRG), Delta Air Lines (DAL) and Six Flags Entertainment (SIX), while the most significant stock/call detractors were NorthStar Realty Finance (NRF), Williams Companies, Inc. (WMB), and WestRock (WRK).

Average Annual Total Return as of 05/31/2016
	1 Year	Since Inception 06/28/13
MDEIX Institutional Class	-3.52%	5.46%
MDEPX Investor Class	-3.88%	5.15%

MDEIX Institutional Class Gross Expense ratio: 1.05%; MDEIX Institutional Class Net Expense ratio: 0.75%*
MDEPX Investor Class Gross Expense ratio: 1.40%; MDEPX Investor Class Net Expense ratio: 1.10%*
Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Note that the maximum sales charge of MDEPX was eliminated effective 2/29/2016.  MDEPX’s performance data quoted above does not reflect the prior maximum sales charge. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-855-637-3863.

*	The Adviser has contractually agreed to waive its fees through September 28, 2016.

Portfolio Characteristics

Looking forward, the Fund may benefit from the potential cash flow generation of the portfolio in 2016 given its focus on what we believe to be attractively valued stocks with historically high and potentially growing dividends, attractive call premium, and relatively “cheap” index puts.  As of May 31, 2016, the net cash flow, before Fund expenses, was 12.1%, comprised of the following:

Fund Cash Flow Characteristics as of May 31, 2016:
Dividend Yield:	2.91%	30-day SEC Yield	Subsidized	Unsubsidized
Call Premium:	10.23%	MDEIX	2.28%	2.02%
Cost of Puts:	-1.08%	MDEPX	1.83%	1.58%
Cash Flow	12.06%

Additionally, in our view, the portfolio is partially hedged against a steep market correction with index puts.  The characteristics of the portfolio’s puts as of May 31, 2016 were as follows:

Weighted Average Downside to Put Strike:	-10%
Weighted Average Days until Expiry of Puts:	34
Percentage of Portfolio Value Covered:	83%

Notably, we have made a conscious effort to shorten the weighted average days until expiry of the puts in an attempt to maximize the profit potential from a sharp spike in volatility.  Longer dated puts tend to be less sensitive to sudden moves in volatility relative to front month put contracts.  As such, we have shortened the put maturity to the extent we continue to experience sudden and drastic changes in volatility.

Market Environment for the M.D. Sass Equity Income Plus Strategy

We believe that the current market environment suits our strategy for several reasons:

1.
Hedging with puts has been “cheap”: The VIX index is a measure of implied volatility in option prices.  The lower the VIX, the more likely options will trade with lower embedded premiums.  While volatility has experienced several spikes during the past fiscal year, the VIX remains at relatively low levels historically.  We believe the puts in the portfolio are a cheap hedge against a market downturn.

2.
Yield is scarce: In this low interest rate environment, investors demand yield but are concerned about bearing too much interest rate risk.  We believe high dividend yielding stocks with growing dividends may offer an attractive alternative to yield starved investors.  Increased demand for historically growing, high dividend yielding stocks may also bode well for the Fund’s long equity investments.  Notably, we are intentionally steering clear of “bond proxies” – stocks with attractive yields but no growth.

We appreciate the confidence our shareholders have placed in us.

Past performance is not a guarantee of future results.  Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Opinions expressed are those of the Fund, are subject to change, are not guaranteed and should not be considered investment advice.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

This report must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in a limited number of companies. Therefore, changes in the value of a single security may have a more significant effect on the value of the Fund’s portfolio than for other funds that invest in a greater number of companies.

The Fund invests in mid-cap companies, which involves additional risks such as limited liquidity and greater volatility than large capitalization companies. The Fund invests in options, which may be more volatile than investments directly in the underlying securities, involve additional costs and may involve a small initial investment relative to the risk assumed. When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited. There is no assurance that a closing transaction on a call option can be affected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. If an index put option purchased by the Fund were permitted to expire without being exercised, its premium would represent a loss realized by the Fund. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying investments the ETF holds. The Fund may participate in initial public offerings (“IPOs”) or Secondary offerings which may result in a magnified impact on the performance of the Fund. IPO’s and Secondary offerings are frequently volatile in price and may increase the turnover of the Fund, which may lead to increased expenses. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets.

CBOE S&P 500 BuyWrite Index’s (BXM): The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index.

S&P 500 Index: The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. One cannot invest directly in an index.

Russell 1000 Value Index: A broadly diversified index predominantly made up of value stocks of large U.S. companies.

Russell 1000 Growth Index: A broadly diversified index predominantly made up of value stocks of large U.S. companies.

Basis Point: A unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Tangible Book Value: What an investor would expect to receive if the company liquidated all of its assets. For example, the tangible book value of company “XYZ” would be the liquidation value of all of its assets combined if they were valued on the accounting books today, including all land, capital, inventory, etc.

Cash Flow: Measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Dividend Yield: A financial ratio that shows how much a company pays out in dividends each year relative to its share price.  In the absence of any capital gains, the dividend yield is the return on investment for a stock.

Weighted Average Downside to Put Strike: The amount which a reference security must decline for a put to have value.

Weighted Average Days until Expiry of Puts: The term Days to Expiry refers to the number of days until an option expires.  The Weighted Average Days until Expiry looks at the average days to expiry of the puts options within the portfolio on a weighted average basis.

VIX Index: A measure of implied volatility in the stock market that is calculated on the basis of short- term index options on the S&P 500 Index. A high VIX index signals anxiety and fear in the market and typically occurs after a sharp decline in stock prices. A low VIX index generally follows calm markets and rising prices.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings please refer to the Schedule of Investments included in this report.

The 30-Day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements and it would be lower without those reimbursements. The Unsubsidized 30-Day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It excludes contractual expense reimbursements, resulting in a lower yield.

This Fund is distributed by Quasar Distributors, LLC.

Dear Shareholder of the M.D. Sass Short Term U.S. Government Agency Income Fund (the “Fund” or “MDSIX”),

Performance Review:

2015-16 was a challenging year for fixed income markets due to substantial interest rate and credit risks. Through May 31, 2016, MDSIX returned +1,06% annualized since inception (6/30/2011). For the same period, the BofA Merrill Lynch 1-3 Year US Treasury Index returned +0.70%. In the latest twelve months a flight of capital into U.S. Treasuries from foreign sources where interest rates were negative pushed US interest rates down and short term Treasury prices up causing them to outperform our strategy over the short run.

Average Annual Total Return as of 5/31/2016
	1 Year	Since Inception 6/30/11
MDSIX Institutional Class	0.35%	1.06%
BofA Merrill Lynch 1-3 Year
U.S. Treasury Index	0.73%	0.70%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-855-637-3863.

MDSIX Gross Expense ratio: 0.65%; MDSIX Net Expense ratio: 0.55%*

*	Ratios correlate to the prospectus dated September 28, 2015. The Fund has agreed to waive its management fees and/or reimburse Fund expenses through at least September 28, 2016.

The Fund’s returns have been driven by its strong relative yield and M.D. Sass’ ability to identify and purchase highly liquid, undervalued U.S. Government and U.S. Government Agency securities with quantifiable, stable cash flows that provide higher yields than comparable U.S. Treasury issues and to sell them if and when they become fairly valued.  At May 31, 2016, MDSIX’s 30 Day SEC Yield was +3.04% (+3.08% Unsubsidized) compared to the BofA/Merrill Lynch 1-3 Year U.S. Treasury Index’s +0.88% yield. These returns and yields were also produced while maintaining a focus on short-term securities. The Fund’s Effective Duration at 05/31/2016 was 2.16 years.

Non-Treasury fixed income sectors, in particular corporate credit in both investment grade and high yield, underperformed Treasuries during the 12-month period as the market faced strong headwinds from disparate global economic performance, and Federal Reserve (“Fed”) policy uncertainty.  Amid this volatility, the cash flows from our Mortgage Backed Securities (MBS) holdings have remained stable, which we believe is the ultimate driver of the Fund’s return over time.

Market Outlook:

All factors considered, we remain optimistic on the relative performance of U.S. Agency Mortgage Backed Securities (Agency MBS) going forward:

Attractive Valuation: With a growing number of central banks adopting negative interest rate policy (NIRP), and the prospect of further European Central Bank (ECB) and Bank of Japan (BOJ) monetary easing, the scarcity of global supply in high quality government agency rated securities provides strong support for U.S. Government Agency Backed Mortgage Security pricing. Diverging central bank policymaking [Fed tightening, other central banks easing], has implied cheaper valuations on U.S. Treasury issues versus relative global alternatives but much of their potential upward price moves has already taken place due to inflows of foreign capital seeking the potentially higher yields of Treasuries along with their greater stability compared to European and Asian sovereign issues.

Federal Reserve Sponsorship: The Fed continues to reinvest about $20-30 billion agency MBS per month from its $1.7 trillion MBS portfolio. Following the Fed’s March Federal Open Market Committee (FOMC) statement, the market has repriced the timing of the Fed’s tapering of its MBS reinvestments with an end to reinvestments occurring later. Chair Yellen’s recent emphasis that interest rates will be raised at a cautious pace and the FOMC’s earlier comment that it expects to continue fully reinvesting its holdings of agency MBS “until normalization of the level of the federal funds rate is well under way” may constitute a strong technical buying element for the sector. Indeed, any anticipated upward trajectory to rates prompted via Fed tightening has shifted to an even slower and more gradual pace.

Regulations: Important regulations pertaining to liquidity coverage ratios (LCR), supplemental leverage ratios and Net Stable Funding Ratio (NSFR) have increased bank demand for government/agency quality securities including MBS. Also, the U.S. SEC has proposed major new liquidity risk management requirements for open-end mutual funds. The proposed rules require the funds to categorize holdings based on liquidity and hold a minimum level of assets convertible to cash in three days or less. Other proposed regulations, including the Fundamental Review of the Trading Book (FRTB), and Reg AB II (asset-backed as related to asset level disclosure) have raised market concern regarding secondary liquidity and risk premiums. Agency MBS should command a greater liquidity value relative to the other non-agency/credit assets. These factors along with their high relative yields should lead to increased investor demand for U.S. Government Agency MBS issues.

Secular Stagnation: U.S. [and global] economic productivity continued to exhibit only a meager trend. Such a dismal trend, compounded by demographic issues [the aging of the population] help rationalize such historically low interest rate levels. Low productivity levels bode poorly for significant upward trend in interest rates. Such an environment in turn bodes more favorably for high quality bonds vs credit instruments.

Global Macroeconomic Uncertainties:  Due to global economic headwinds including weak economic growth in both the developed markets (e.g. Europe and Japan) and Emerging Market (EM) countries (e.g. China) and ongoing geopolitical (e.g. Middle East) risks, agency MBS and U.S. Treasuries should continue to act as a “safe haven” investment sector for both US and global investors.

Past performance is not a guarantee of future results.

Opinions expressed as those of the Fund, are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. However, this Fund only intends to invest in 1 to 3 year duration securities. Investments in U.S. Agency Mortgage Backed Securities include additional risks that investors should be aware of such as prepayment risk, extension risk, and possible illiquidity. The federal government guarantees interest payments from government securities while the Fund offers no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings please refer to the Schedule of Investments included in this report.

BofA Merrill Lynch 1-3 Year U.S. Treasury Index: An unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years. It is not possible to invest in an index.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

Effective Duration:  Is calculated using the approximate duration formula for a bond with an embedded option, reflecting the expected change in the cash flow caused by the option.  Measures the responsiveness of a bond’s price - taking into account that expected cash flows will change as interest rates change due to the embedded option.

Cash Flow: measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Investment-Grade refers to a bond considered investment grade if its credit rating is BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s. Ratings are based on a corporate bond model. The higher the rating the more likely the bond will pay back par/100 cents on the dollar.

High Yield refers to a security that is rated below investment grade. These securities are seen as having higher default risk or other adverse credit events, but typically pay higher yields than better quality bonds in order to make them attractive. They are less likely to pay back 100 cents on the dollar.

This Fund is distributed by Quasar Distributors, LLC.

This report must be preceded or accompanied by a prospectus.

M.D. Sass Funds
Expense Examples
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees, distribution (12b-1) fees, shareholder servicing fees and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period.(1)

Actual Expenses

The first line under each share class in the following tables provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. Individual retirement accounts (“IRAs”) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These Expenses are not included in the Examples. The Examples include, but are not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line under each share class in the following tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

M.D. Sass Equity Income Plus Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)(2)
Institutional Class
Actual	$1,000.00	$1,014.40	$3.78
Hypothetical (5% return before expenses)	$1,000.00	$1,021.25	$3.79

Investor Class
Actual	$1,000.00	$1,012.70	$5.53
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.55

(1)	The period is December 1, 2015 – May 31, 2016.
(2)
Expenses for the Institutional Class and Investor Class are equal to the annualized expense ratio of 0.75% and 1.10%, respectively, multiplied by the average account value over the period, multiplied by 183/366.

M.D. Sass Funds
Expense Examples (Continued)
(Unaudited)

M.D. Sass Short Term U.S. Government Agency Income Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)(2)

Institutional Class
Actual	$1,000.00	$1,007.20	$2.76
Hypothetical (5% return before expenses)	$1,000.00	$1,022.25	$2.78

(1)	The period is December 1, 2015 – May 31, 2016.
(2)	Expenses for the Institutional Class are equal to the annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 183/366.

M.D. Sass Equity Income Plus Fund
Investment Highlights
(Unaudited)

The Fund seeks to generate income as well as capital appreciation, while emphasizing downside protection.  To achieve its investment objective, the Fund will normally invest in a diversified portfolio of rigorously researched, dividend paying, common stocks that the Fund’s Adviser believes are undervalued.  The Fund’s Adviser will also seek to enhance equity returns by writing (selling) covered call options with exercise prices that are generally above the current market prices of the underlying stocks.  Additionally, for hedging purposes, to protect the Fund from significant market declines that may occur before the expiration of the put option, the Fund will periodically buy put options on equity security indices.  The Fund’s allocation of portfolio holdings as of May 31, 2016 is shown below.

Allocation of Portfolio Holdings
(as a percentage of total investments)*

*	Written Options (4.75)%

Continued

M.D. Sass Equity Income Plus Fund – Institutional Class
Investment Highlights (Continued)
(Unaudited)

Total Returns – As of May 31, 2016

			Annualized
			Since
	Six	One	Inception
	Months	Year	(6/28/13)
M.D. Sass Equity Income Plus Fund – Institutional Class	1.44%	-3.52%	5.46%
CBOE S&P 500 BuyWrite Index	0.44%	2.36%	6.92%
S&P 500 Index	1.93%	1.72%	11.88%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-855-MDS-FUND (1-855-637-3863).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date.  The graph does not reflect any future performance.

The CBOE S&P 500 BuyWrite Index is designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index.  The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

One cannot invest directly in an index.

Growth of $1,000,000 Investment

*	Inception Date

M.D. Sass Equity Income Plus Fund – Investor Class
Investment Highlights (Continued)
(Unaudited)

Total Returns – As of May 31, 2016

			Annualized
			Since
	Six	One	Inception
	Months	Year	(6/28/13)
M.D. Sass Equity Income Plus Fund – Investor Class	1.27%	-3.88%	5.15%
CBOE S&P 500 Buy Write Index	0.44%	2.36%	6.92%
S&P 500 Index	1.93%	1.72%	11.88%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-855-MDS-FUND (1-855-637-3863).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date.  The graph does not reflect any future performance.

The CBOE S&P 500 BuyWrite Index is designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index.  The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

One cannot invest directly in an index.

Growth of $10,000 Investment

*	Inception Date

M.D. Sass Short Term U.S. Government Agency Income Fund
Investment Highlights
(Unaudited)

The Fund’s investment objective seeks to achieve a high and stable rate of total return, when and as opportunities are available in the context of preserving capital in adverse markets.  To achieve its investment objective, the Fund invests at least 95% of its assets in U.S. Government and agency mortgage backed securities (“Agency MBS”) and other securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including Ginnie Mae, Fannie Mae and Freddie Mac), and collateralized mortgage obligations (“CMOs”), backed by Agency MBS.  Some of the Fund’s investments may be backed by the full faith and credit of the U.S. Government, while others may be supported only by the discretionary authority of the U.S. Government or only by the credit of the issuing agency or instrumentality.  The Fund’s allocation of portfolio holdings as of May 31, 2016 is shown below.

Allocation of Portfolio Holdings
(as a percentage of total investments)

Continued

M.D. Sass Short Term U.S. Government Agency Income Fund
Investment Highlights (Continued)
(Unaudited)

Total Returns – As of May 31, 2016

			Annualized
				Since
	Six	One	Three	Inception
	Months	Year	Years	(6/30/11)
M.D. Sass Short Term U.S. Government
Agency Income Fund	0.72%	0.35%	0.75%	1.06%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.74%	0.73%	0.76%	0.70%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-855-MDS-FUND (1-855-637-3863).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date.  The graph does not reflect any future performance.

The BofA Merrill Lynch 1-3 U.S. Year Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

One cannot invest directly in an index.

Growth of $10,000 Investment

*	Inception Date

M.D. Sass Equity Income Plus Fund

Schedule of Investments

May 31, 2016

	Shares	Value

COMMON STOCKS* – 86.26%

Airlines – 2.51%
Delta Air Lines, Inc.	78,000	$3,389,880

Automobiles – 1.95%
Harley-Davidson, Inc.	56,600	2,625,674

Banks – 2.32%
Citizens Financial Group, Inc.	132,900	3,129,795

Biotechnology – 2.91%
Gilead Sciences, Inc.	45,000	3,917,700

Commercial Services & Supplies – 7.74%
Covanta Holding Corp.	289,000	4,817,630
KAR Auction Services, Inc.	137,000	5,622,480
		10,440,110

Consumer Finance – 6.53%
Capital One Financial Corp.	60,500	4,431,020
Discover Financial Services	77,000	4,374,370
		8,805,390

Food & Staples Retailing – 2.95%
Walgreens Boots Alliance, Inc.	51,400	3,978,360

Food Products – 3.13%
Mondelez International, Inc.	94,900	4,222,101

Health Care Equipment & Supplies – 2.79%
Medtronic PLC (a)	46,700	3,758,416

Health Care Providers & Services – 3.00%
McKesson Corp.	22,100	4,047,394

Hotels, Restaurants & Leisure – 4.61%
Royal Caribbean Cruises Ltd. (a)	44,000	3,405,160
Six Flags Entertainment Corp.	48,700	2,809,503
		6,214,663

Independent Power and Renewable Electricity Producers – 7.42%
NRG Energy, Inc.	374,000	6,126,120
NRG Yield, Inc.	251,100	3,882,006
		10,008,126

Insurance – 7.78%
Chubb Ltd. (a)	34,000	4,304,740
Hartford Financial Services Group, Inc.	75,000	3,387,750
MetLife, Inc.	61,600	2,805,880
		10,498,370

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund

Schedule of Investments (Continued)

May 31, 2016

	Shares	Value

COMMON STOCKS* – 86.26% (Continued)

Media – 7.07%
AMC Entertainment Holdings, Inc.	137,700	$3,957,498
Time Warner, Inc.	73,700	5,576,142
		9,533,640

Multiline Retail – 1.70%
Dollar General Corp.	25,500	2,292,450

Oil, Gas & Consumable Fuels – 2.12%
EQT Corp.	39,000	2,856,750

Pharmaceuticals – 11.58%
Pfizer, Inc.	162,000	5,621,400
Shire PLC – ADR	30,800	5,733,728
Teva Pharmaceutical Industries Ltd. – ADR	82,300	4,268,901
		15,624,029

Semiconductors & Semiconductor Equipment – 3.03%
Teradyne, Inc.	206,575	4,092,251

Textiles, Apparel & Luxury Goods – 2.36%
Ralph Lauren Corp.	33,700	3,178,921

Transportation Infrastructure – 2.76%
Macquarie Infrastructure Corp.	52,000	3,723,720
TOTAL COMMON STOCKS (Cost $113,795,402)		116,337,740

MASTER LIMITED PARTNERSHIPS* – 6.37%

Capital Markets – 3.88%
Apollo Global Management, LLC	319,000	5,237,980

Oil, Gas & Consumable Fuels – 2.49%
EQT Midstream Partners LP	44,500	3,353,965
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $9,311,065)		8,591,945

REAL ESTATE INVESTMENT TRUSTS* – 7.37%
Crown Castle International Corp.	45,000	4,086,450
Gaming & Leisure Properties, Inc.	178,012	5,858,375
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $9,508,897)		9,944,825

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund

Schedule of Investments (Continued)

May 31, 2016

	Contracts	Value

PURCHASED OPTIONS – 0.09%

Put Options – 0.09%
SPDR S&P 500 ETF Trust
Expiration: June 2016, Exercise Price: $195.00	2,000	$30,000
Expiration: June 2016, Exercise Price: $185.00	2,000	12,000
Expiration: July 2016, Exercise Price: $185.00	2,000	72,000
TOTAL PURCHASED OPTIONS (Cost $734,300)		114,000

	Shares
SHORT-TERM INVESTMENTS – 2.59%
First American U.S. Treasury Money Market Fund, Class Z, 0.110% (b)	3,496,342	3,496,342
TOTAL SHORT-TERM INVESTMENTS (Cost $3,496,342)		3,496,342

Total Investments (Cost $136,846,006) – 102.68%		138,484,852
Liabilities in Excess of Other Assets – (2.68)%		(3,613,860)
TOTAL NET ASSETS – 100.00%		$134,870,992

Percentages are stated as a percent of net assets.

*	All or a portion of these securities may be subject to call options written.
(a)	Foreign issued security.
(b)	Variable rate security; the rate shown represents the rate at May 31, 2016.
ADR American Depositary Receipt

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund

Schedule of Written Options

May 31, 2016

	Contracts	Value
CALL OPTIONS
AMC Entertainment Holdings, Inc.
Expiration: June 2016, Exercise Price: $26.00	(1,377)	$(406,215)
Apollo Global Management, LLC
Expiration: June 2016, Exercise Price: $17.00	(2,270)	(36,320)
Expiration: June 2016, Exercise Price: $18.00	(920)	(2,300)
Capital One Financial Corp.
Expiration: June 2016, Exercise Price: $72.50	(605)	(119,185)
Chubb Ltd. (a)
Expiration: August 2016, Exercise Price: $125.00	(340)	(151,640)
Citizens Financial Group, Inc.
Expiration: July 2016, Exercise Price: $22.50	(1,325)	(212,000)
Covanta Holding Corp.
Expiration: September 2016, Exercise Price: $17.50	(2,890)	(130,050)
Crown Castle International Corp.
Expiration: July 2016, Exercise Price: $85.00	(450)	(261,000)
Delta Air Lines, Inc.
Expiration: September 2016, Exercise Price: $48.00	(780)	(80,340)
Discover Financial Services
Expiration: July 2016, Exercise Price: $52.50	(770)	(346,500)
Dollar General Corp.
Expiration: August 2016, Exercise Price: $82.50	(255)	(214,200)
EQT Corp.
Expiration: September 2016, Exercise Price: $65.00	(390)	(407,550)
EQT Midstream Partners LP
Expiration: July 2016, Exercise Price: $75.00	(445)	(174,662)
Gaming & Leisure Properties, Inc.
Expiration: July 2016, Exercise Price: $35.00	(300)	(6,000)
Expiration: October 2016, Exercise Price: $35.00	(1,480)	(122,100)
Gilead Sciences, Inc.
Expiration: August 2016, Exercise Price: $90.00	(450)	(118,800)
Harley-Davidson, Inc.
Expiration: August 2016, Exercise Price: $47.50	(566)	(110,370)
Hartford Financial Services Group, Inc.
Expiration: June 2016, Exercise Price: $43.00	(750)	(184,500)
KAR Auction Services, Inc.
Expiration: July 2016, Exercise Price: $35.00	(700)	(434,000)
Expiration: July 2016, Exercise Price: $40.00	(670)	(107,200)
Macquarie Infrastructure Corp.
Expiration: July 2016, Exercise Price: $70.00	(520)	(174,200)
McKesson Corp.
Expiration: August 2016, Exercise Price: $195.00	(221)	(73,814)
Medtronic PLC (a)
Expiration: August 2016, Exercise Price: $77.50	(467)	(184,465)
MetLife, Inc.
Expiration: July 2016, Exercise Price: $45.00	(616)	(110,264)
Mondelez International, Inc.
Expiration: June 2016, Exercise Price: $43.00	(949)	(186,953)

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund

Schedule of Written Options (Continued)

May 31, 2016

	Contracts	Value
CALL OPTIONS (Continued)
NRG Energy, Inc.
Expiration: September 2016, Exercise Price: $15.00	(710)	$(170,400)
Expiration: September 2016, Exercise Price: $16.00	(3,030)	(560,550)
NRG Yield, Inc.
Expiration: June 2016, Exercise Price: $15.00	(1,571)	(117,825)
Expiration: August 2016, Exercise Price: $15.00	(940)	(117,500)
Pfizer, Inc.
Expiration: June 2016, Exercise Price: $34.00	(1,620)	(139,320)
Ralph Lauren Corp.
Expiration: July 2016, Exercise Price: $95.00	(337)	(116,602)
Royal Caribbean Cruises Ltd. (a)
Expiration: June 2016, Exercise Price: $82.50	(440)	(14,520)
Shire PLC (a)
Expiration: July 2016, Exercise Price: $215.00	(243)	(35,843)
Expiration: August 2016, Exercise Price: $200.00	(65)	(39,000)
Six Flags Entertainment Corp.
Expiration: June 2016, Exercise Price: $55.00	(6)	(1,740)
Expiration: September 2016, Exercise Price: $55.00	(481)	(216,450)
Teradyne, Inc.
Expiration: October 2016, Exercise Price: $20.00	(2,065)	(237,475)
Teva Pharmaceutical Industries Ltd. (a)
Expiration: June 2016, Exercise Price: $60.00	(739)	(2,956)
Expiration: September 2016, Exercise Price: $65.00	(84)	(2,478)
Time Warner, Inc.
Expiration: July 2016, Exercise Price: $70.00	(737)	(449,570)
Walgreens Boots Alliance, Inc.
Expiration: June 2016, Exercise Price: $85.00	(514)	(1,542)
		(6,578,399)
TOTAL WRITTEN OPTIONS (Premiums received $6,204,720)		$(6,578,399)

(a)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Schedule of Investments

May 31, 2016

	Principal
	Amount	Value
MORTGAGE BACKED SECURITIES – 78.71%
Fannie Mae-Aces
2014-M5, 0.782%, 01/25/2017 (a)	$155,383	$155,300
2012-M9, 4.017%, 12/25/2017 (a)(b)	8,497,175	312,151
2013-M11, 1.500%, 01/25/2018	418,763	418,329
2014-M8, 0.682%, 05/25/2018 (a)	2,633,263	2,633,798
2015-M4, 0.642%, 09/25/2018 (a)	449,281	447,756
2015-M10, 0.682%, 03/25/2019 (a)	870,886	869,694
2014-M10, 0.091%, 09/25/2019 (a)(b)	119,081,862	307,719
2012-M8, 2.112%, 12/25/2019 (a)(b)	10,557,071	381,857
2015-M17, 1.369%, 11/25/2022 (a)	993,663	997,036
2016-M2, 1.470%, 01/25/2023	967,044	960,420

Fannie Mae Pool
735794, 7.000%, 06/01/2017	630	635
545825, 6.000%, 07/01/2017	9,400	9,534
254443, 6.000%, 09/01/2017	10,870	11,103
670372, 6.000%, 09/01/2017	14,049	14,246
254473, 5.500%, 10/01/2017	48,244	49,315
555872, 5.000%, 11/01/2018	10,654	10,974
AL0217, 5.000%, 11/01/2018	86,850	89,384
725098, 5.500%, 12/01/2018	67,820	70,110
255176, 4.500%, 04/01/2019	26,033	26,802
774537, 4.500%, 04/01/2019	80,327	82,628
725527, 5.500%, 05/01/2019	16,831	17,338
725792, 4.500%, 08/01/2019	39,185	40,393
725707, 5.000%, 08/01/2019	135,255	140,246
725993, 6.000%, 09/01/2019	21,132	21,578
735990, 4.500%, 11/01/2019	80,062	82,500
255547, 4.500%, 01/01/2020	139,261	144,241
357695, 4.500%, 01/01/2020	174,224	179,741
995182, 5.500%, 06/01/2020	153,094	158,840
745440, 4.500%, 07/01/2020	139,193	143,405
AE0413, 4.000%, 10/01/2020	202,016	209,955
735920, 4.500%, 10/01/2020	582,996	607,238
995158, 4.500%, 12/01/2020	280,263	291,668
745238, 6.000%, 12/01/2020	45,776	47,611
MA0630, 4.000%, 01/01/2021	348,274	362,247
MA0688, 4.000%, 03/01/2021	572,476	595,455
745453, 5.500%, 03/01/2021	102,392	108,954
MA0704, 4.000%, 04/01/2021	299,986	311,999
253802, 6.500%, 05/01/2021	42,076	48,206
AE0125, 5.500%, 08/01/2021	64,841	68,217
890330, 5.000%, 10/01/2021	47,287	48,833
995528, 5.000%, 12/01/2021	220,497	235,773
889143, 4.500%, 05/01/2022	42,254	43,796
995160, 5.000%, 09/01/2022	80,739	83,009
889323, 5.500%, 11/01/2022	105,312	112,887
890156, 5.000%, 05/01/2023	26,370	27,923

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Schedule of Investments (Continued)

May 31, 2016

	Principal
	Amount	Value

MORTGAGE BACKED SECURITIES – 78.71% (Continued)
Fannie Mae Pool (Continued)
995874, 5.500%, 11/01/2023	$9,946	$10,559
995185, 5.000%, 12/01/2023	139,633	149,498
AS2052, 3.000%, 03/01/2024	350,601	365,818
MA1892, 3.000%, 05/01/2024	326,891	341,380
995865, 4.500%, 07/01/2024	256,495	270,120
255456, 5.500%, 10/01/2024	140,636	157,605
255667, 5.000%, 03/01/2025	163,907	181,720
AD3081, 4.000%, 04/01/2025	129,939	138,038
890216, 4.500%, 07/01/2025	112,263	120,262
735734, 5.500%, 07/01/2025	69,734	78,145
255984, 4.500%, 11/01/2025	19,547	21,271
AE0368, 3.500%, 12/01/2025	300,984	318,027
256045, 5.000%, 12/01/2025	85,904	95,240
AI1986, 4.000%, 05/01/2026	144,359	153,444
256247, 6.000%, 05/01/2026	21,397	24,394
256272, 5.500%, 06/01/2026	694	778
48081, 4.862%, 12/01/2026 (a)	10,291	10,578
888281, 6.000%, 04/01/2027	112,216	127,931
47935, 4.810%, 05/01/2027 (a)	2,181	2,294
256714, 5.500%, 05/01/2027	115,744	129,705
#TBA, 3.000%, 06/15/2027	5,125,000	5,342,412
AL8046, 3.500%, 01/01/2028	1,849,683	1,954,424
252284, 6.500%, 01/01/2029	129,415	146,717
323591, 6.500%, 03/01/2029	36,161	42,085
MA0587, 4.000%, 12/01/2030	788,033	848,767
MA0949, 3.500%, 01/01/2032	215,598	227,848
295541, 3.895%, 10/01/2032 (a)	76,742	82,515
676661, 5.500%, 01/01/2033	132,337	149,639
555326, 5.500%, 04/01/2033	291,469	337,089
555531, 5.500%, 06/01/2033	289,323	327,654
555592, 5.500%, 07/01/2033	75,220	85,176
748375, 1.903%, 08/01/2033 (a)	4,068	4,267
733533, 4.500%, 08/01/2033	134,013	146,479
806484, 4.613%, 08/01/2033 (a)	63,902	68,522
725205, 5.000%, 03/01/2034	451,563	503,504
995801, 5.500%, 12/01/2034	86,599	98,104
888073, 5.500%, 02/01/2035	58,381	66,094
735989, 5.500%, 02/01/2035	55,044	62,331
735670, 5.500%, 03/01/2035	111,946	126,765
735715, 5.500%, 05/01/2035	231,993	262,747
745751, 5.500%, 09/01/2035	68,638	77,768
889929, 5.500%, 08/01/2037	241,827	273,819
#TBA, 4.000%, 06/15/2040	3,500,000	3,737,479

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Schedule of Investments (Continued)

May 31, 2016

	Principal
	Amount	Value

MORTGAGE BACKED SECURITIES – 78.71% (Continued)
Fannie Mae REMICS
2002-7, 5.500%, 03/25/2017	$16,787	$16,910
2002-7, 6.000%, 03/25/2017	512	512
2002-55-GC, 5.500%, 09/25/2017	4,392	4,438
2002-55-QE, 5.500%, 09/25/2017	21,111	21,326
2002-59, 5.500%, 09/25/2017	73,400	74,551
2002-58, 5.500%, 09/25/2017	6,913	6,990
2002-57, 5.500%, 09/25/2017	14,885	15,038
2002-61, 5.500%, 10/25/2017	8,684	8,858
2002-74, 5.000%, 11/25/2017	24,833	25,205
2002-72, 5.500%, 11/25/2017	15,734	16,053
2002-62, 5.500%, 11/25/2017	46,058	46,997
2002-83, 5.000%, 12/25/2017	86,593	88,417
2003-21, 5.000%, 03/25/2018	24,538	24,987
2003-57, 3.500%, 06/25/2018	30,703	31,241
2003-57, 5.000%, 06/25/2018	4,555	4,680
2003-74, 3.750%, 08/25/2018	16,213	16,524
2003-81, 4.500%, 09/25/2018	75,670	77,759
2003-91, 4.500%, 09/25/2018	71,390	73,102
2003-108, 4.000%, 11/25/2018	108,491	111,016
2003-128, 4.000%, 01/25/2019	115,126	117,727
2009-37, 4.000%, 04/25/2019	37,256	38,017
2004-19, 4.000%, 04/25/2019	115,715	118,368
1999-15, 6.000%, 04/25/2019	46,600	49,914
2004-27, 4.000%, 05/25/2019	54,817	56,307
2004-36, 4.500%, 05/25/2019	65,595	67,370
2009-70, 5.000%, 08/25/2019	13,584	13,973
2011-9, 5.000%, 04/25/2020	281,274	290,511
1990-73, 0.000%, 07/25/2020 (c)	27,471	26,556
2011-68, 3.500%, 12/25/2020	58,431	60,018
2008-24, 5.000%, 04/25/2023	219,695	225,902
2008-36, 4.500%, 05/25/2023	142,237	150,114
2003-80, 4.000%, 06/25/2023	1,534	1,549
2003-48, 5.000%, 06/25/2023	110,788	118,916
2008-62, 4.000%, 07/25/2023	93,193	95,789
2011-74, 4.000%, 03/25/2026	155,346	164,970
2001-64, 6.000%, 11/25/2031	229,513	256,912
2003-44, 1.196%, 06/25/2033 (a)	228,481	233,147
2005-27, 5.500%, 05/25/2034	20,710	21,507
2005-23, 5.000%, 04/25/2035	22,559	24,085
2005-62, 4.750%, 07/25/2035	29,592	31,089
2006-70, 0.000%, 06/25/2036 (c)	247,842	231,998
2007-1, 0.696%, 02/25/2037 (a)	70,515	70,083
2007-33, 5.500%, 04/25/2037	8,792	9,876
2010-90, 4.000%, 04/25/2040	193,743	199,935

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Schedule of Investments (Continued)

May 31, 2016

	Principal
	Amount	Value

MORTGAGE BACKED SECURITIES – 78.71% (Continued)
FHLMC Multifamily Structured Pass Through Certificates
K-002, 4.879%, 05/19/2017	$333,556	$342,380
K-701, 3.882%, 11/25/2017 (a)	1,353,000	1,394,161
K-706, 1.691%, 06/25/2018	52,922	53,093
K-P03, 1.738%, 03/25/2019	493,039	496,274
K-714, 0.711%, 10/25/2020 (a)(b)	11,651,063	297,202
Q-001, 1.701%, 04/25/2021	804,519	808,493
K-720, 0.544%, 08/25/2022 (a)(b)	9,734,954	273,444
K-023, 1.297%, 08/25/2022 (a)(b)	4,835,926	313,457

FHLMC-GNMA
G023, 0.896%, 11/25/2023 (a)	189,756	191,751

Freddie Mac Gold Pool
E0-1098, 6.000%, 02/01/2017	16,064	16,252
E0-1138, 6.500%, 03/01/2017	3,603	3,646
E0-1140, 6.000%, 05/01/2017	30,234	30,683
G1-1409, 6.000%, 05/01/2017	4,572	4,632
G1-1350, 6.000%, 10/01/2017	15,774	15,968
E0-1251, 5.500%, 11/01/2017	143,724	147,176
G1-1337, 5.500%, 11/01/2017	83,024	84,738
G1-1509, 6.000%, 03/01/2018	12,714	12,924
G1-1516, 6.000%, 03/01/2018	5,387	5,467
E0-1343, 5.000%, 04/01/2018	30,324	31,124
G1-1399, 5.500%, 04/01/2018	18,584	18,897
E0-1386, 5.000%, 06/01/2018	8,761	8,993
E0-1488, 5.000%, 10/01/2018	46,168	47,566
E0-1490, 5.000%, 11/01/2018	154,570	159,304
E0-1497, 5.500%, 11/01/2018	14,418	14,978
G1-2471, 4.500%, 12/01/2018	68,334	70,026
G1-2883, 5.000%, 12/01/2018	78,397	80,490
G1-1731, 5.500%, 12/01/2018	82,960	86,118
G1-1551, 5.500%, 02/01/2019	22,151	22,838
G1-1574, 6.000%, 02/01/2019	13,401	13,622
G1-3052, 5.000%, 03/01/2019	55,815	57,306
C9-0256, 6.500%, 03/01/2019	27,896	31,406
B1-5137, 4.000%, 06/01/2019	30,888	31,988
G1-2081, 4.500%, 06/01/2019	13,214	13,553
G1-8009, 5.000%, 09/01/2019	47,000	48,902
G1-1694, 6.500%, 09/01/2019	24,512	25,096
G1-8016, 5.000%, 10/01/2019	204,425	212,938
G1-3330, 6.000%, 10/01/2019	3,578	3,636
G1-8020, 4.500%, 11/01/2019	181,918	191,041
G1-1653, 5.500%, 12/01/2019	185,741	193,330
G1-1650, 5.000%, 02/01/2020	24,833	25,825
G1-2569, 4.000%, 05/01/2020	184,442	191,025
G1-1717, 5.000%, 06/01/2020	57,055	59,995
G1-1722, 5.000%, 07/01/2020	67,154	70,296

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Schedule of Investments (Continued)

May 31, 2016

	Principal
	Amount	Value

MORTGAGE BACKED SECURITIES – 78.71% (Continued)
Freddie Mac Gold Pool (Continued)
G1-1754, 6.000%, 07/01/2020	$1,630	$1,707
G1-3272, 4.500%, 08/01/2020	85,124	87,316
G1-1838, 6.000%, 08/01/2020	24,626	25,534
G1-3312, 4.500%, 09/01/2020	50,331	51,662
G1-3318, 5.000%, 10/01/2020	253,042	262,285
G1-1773, 5.000%, 10/01/2020	39,665	41,742
G1-2046, 4.000%, 12/01/2020	66,271	68,633
G1-2911, 4.000%, 02/01/2021	30,378	31,473
G1-1938, 4.500%, 03/01/2021	97,834	103,436
G1-2189, 5.500%, 03/01/2021	129,694	138,108
G1-2121, 5.500%, 04/01/2021	82,486	88,082
G1-1941, 5.500%, 04/01/2021	9,265	9,910
G1-4200, 4.000%, 06/01/2021	106,268	110,282
G1-2322, 5.500%, 07/01/2021	13,534	14,497
G1-2239, 5.500%, 07/01/2021	32,196	34,732
G1-3621, 6.500%, 08/01/2021	38,137	38,791
G1-2381, 5.000%, 09/01/2021	159,118	169,404
G1-2456, 4.000%, 10/01/2021	69,978	72,484
G1-2403, 5.000%, 10/01/2021	94,216	100,205
G1-2717, 5.500%, 11/01/2021	13,540	14,328
G1-4904, 4.500%, 12/01/2021	147,658	151,510
G1-2942, 4.500%, 01/01/2022	49,961	52,467
G1-2491, 5.000%, 01/01/2022	285,304	303,310
G1-2977, 5.500%, 10/01/2022	57,833	62,393
G3-0234, 6.500%, 11/01/2022	3,591	4,057
G1-3007, 5.000%, 03/01/2023	100,475	107,292
C9-0689, 4.500%, 07/01/2023	256,499	279,162
G1-3345, 6.500%, 10/01/2023	31,519	33,718
G1-4160, 6.000%, 01/01/2024	39,598	40,619
G1-3390, 6.000%, 01/01/2024	100,101	109,666
G1-3610, 5.500%, 02/01/2024	75,755	82,581
G1-3692, 5.500%, 02/01/2024	45,722	49,357
C9-0830, 4.500%, 05/01/2024	215,071	234,073
G1-5123, 3.000%, 06/01/2024	226,876	237,190
G1-4223, 5.500%, 07/01/2024	64,479	67,446
G1-8323, 4.500%, 09/01/2024	227,375	244,662
G1-8330, 4.500%, 11/01/2024	196,386	211,666
G1-4800, 4.000%, 06/01/2025	388,700	413,805
J1-2635, 4.000%, 07/01/2025	140,132	149,019
G3-0289, 7.000%, 09/01/2025	438,434	476,872
J1-3273, 3.500%, 10/01/2025	217,730	230,051
C9-0931, 5.000%, 11/01/2025	43,828	48,273
C9-0945, 5.000%, 01/01/2026	112,433	123,791
J1-4785, 4.000%, 03/01/2026	233,262	248,372
G1-4159, 4.000%, 06/01/2026	327,505	348,012
G1-5112, 4.500%, 06/01/2026	125,244	128,409
G1-4391, 5.000%, 06/01/2026	89,556	95,050

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Schedule of Investments (Continued)

May 31, 2016

	Principal
	Amount	Value

MORTGAGE BACKED SECURITIES – 78.71% (Continued)
Freddie Mac Gold Pool (Continued)
G3-0293, 5.000%, 07/01/2026	$72,021	$79,320
G1-5113, 4.500%, 09/01/2026	96,137	100,606
C9-0989, 6.000%, 09/01/2026	99,937	113,293
C9-0994, 6.000%, 10/01/2026	53,734	60,916
G1-4350, 4.000%, 12/01/2026	194,111	206,722
#TBA, 3.000%, 06/15/2027	4,900,000	5,114,530
C9-1075, 6.000%, 08/01/2027	160,073	181,479
G0-1584, 5.000%, 08/01/2033	141,624	158,788
G0-5168, 5.000%, 12/01/2034	31,931	35,779
G0-4913, 5.000%, 03/01/2038	133,180	147,650
H0-9207, 6.500%, 08/01/2038	142,909	159,522
G6-0183, 4.000%, 12/01/2044	1,353,002	1,447,807

Freddie Mac Non Gold Pool
54-9850, 8.000%, 12/01/2016	3	3
30-4276, 8.000%, 07/01/2018	542	552

Freddie Mac REMICS
2344, 6.000%, 08/15/2016	5,687	5,737
2354, 5.750%, 09/15/2016	6,366	6,391
2381, 5.500%, 11/15/2016	11,337	11,387
3787, 1.750%, 01/15/2017	95,066	95,085
2458, 5.500%, 06/15/2017	327	327
2503, 5.500%, 09/15/2017	4,488	4,578
3390, 0.634%, 10/15/2017 (a)	50,636	50,665
2513-JE, 5.000%, 10/15/2017	27,731	28,298
2513-DB, 5.000%, 10/15/2017	59,126	60,003
2510, 5.000%, 10/15/2017	15,329	15,629
2515, 5.000%, 10/15/2017	48,660	49,499
2509, 5.000%, 10/15/2017	4,848	4,933
2508, 5.000%, 10/15/2017	28,617	29,168
2564, 5.500%, 10/15/2017	44,676	45,663
2543, 5.000%, 12/15/2017	60,190	61,501
2555, 4.250%, 01/15/2018	39,807	40,586
2575, 5.000%, 02/15/2018	27,162	27,676
2564, 5.000%, 02/15/2018	63,437	64,982
2617, 4.500%, 05/15/2018	133,444	136,796
2631, 4.500%, 06/15/2018	28,367	29,104
2627, 4.500%, 06/15/2018	49,966	51,166
2663, 5.000%, 08/15/2018	110,757	113,727
2686, 3.500%, 10/15/2018	95,905	98,569
2685, 4.000%, 10/15/2018	164,133	167,591
2695, 4.000%, 10/15/2018	132,804	135,873
2696, 4.000%, 10/15/2018	35,636	36,300
2707, 4.500%, 11/15/2018	85,683	88,244
2720, 5.000%, 12/15/2018	58,526	60,407
2786, 4.000%, 04/15/2019	116,729	120,008

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Schedule of Investments (Continued)

May 31, 2016

	Principal
	Amount	Value

MORTGAGE BACKED SECURITIES – 78.71% (Continued)
Freddie Mac REMICS (Continued)
2790, 5.000%, 05/15/2019	$70,971	$72,722
3563, 4.000%, 08/15/2019	153,500	157,593
2895, 4.000%, 11/15/2019	92,628	95,423
3414, 4.000%, 12/15/2019	118,602	121,527
2934, 0.000%, 02/15/2020 (c)	64,733	62,894
2999, 4.500%, 07/15/2020	81,679	84,051
3033, 4.500%, 09/15/2020	64,019	65,797
3288, 4.500%, 03/15/2022	202,012	207,307
3291, 4.500%, 03/15/2022	160,337	165,674
2649, 3.500%, 07/15/2023	42,977	44,295
2676, 5.000%, 09/15/2023	363,247	392,954
3842, 3.500%, 12/15/2023	9,560	9,574
2720, 5.000%, 12/15/2023	140,111	151,875
2783, 5.000%, 04/15/2024	214,415	233,135
2824, 5.000%, 07/15/2024	10,220	11,125
2835, 5.500%, 08/15/2024	115,936	125,788
2877, 5.000%, 10/15/2024	104,531	112,943
2892, 5.000%, 11/15/2024	400,628	435,658
3741, 3.500%, 03/15/2025	60,348	62,209
3784, 4.000%, 01/15/2026	67,903	72,123
3803, 4.000%, 11/15/2028	120,262	122,903
2344, 6.500%, 08/15/2031	36,154	42,537
3136, 0.734%, 04/15/2036 (a)	249,270	250,996
3807, 4.000%, 11/15/2039	256,712	269,323
3867, 3.500%, 04/15/2040	204,289	212,704

Freddie Mac Strips
S0-1556, 0.000%, 04/01/2028 (c)	462,516	409,420

FRESB Mortgage Trust
2015-SB2, 2.086%, 07/25/2035 (a)	1,995,932	2,003,798
2015-SB7, 2.370%, 09/25/2035 (a)	991,233	995,991
2015-SB9, 2.535%, 11/25/2035 (a)	998,865	1,006,855
2016-SB13, 2.060%, 01/25/2036 (a)	999,629	1,000,528
2016-SB16, 2.130%, 05/25/2036 (a)	500,000	509,937
2015-SB3, 2.012%, 08/25/2042 (a)	1,606,061	1,609,819

Ginnie Mae I Pool
781367X, 6.000%, 11/15/2016	884	886
781464X, 7.000%, 07/15/2017	2,014	2,045
603378X, 5.000%, 01/15/2018	14,641	14,798
781567X, 5.000%, 02/15/2018	16,178	16,828
781731X, 4.500%, 11/15/2018	81,932	83,945
782098X, 6.000%, 01/15/2020	94,312	97,714
781919X, 5.000%, 05/15/2020	237,782	250,352
782039X, 5.500%, 11/15/2020	95,539	101,301
782232X, 5.000%, 07/15/2021	153,350	161,452

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Schedule of Investments (Continued)

May 31, 2016

	Principal
	Amount	Value

MORTGAGE BACKED SECURITIES – 78.71% (Continued)
Ginnie Mae I Pool (Continued)
782618X, 4.500%, 04/15/2024	$176,549	$190,344
741854X, 4.000%, 05/15/2025	291,985	307,144

Government National Mortgage Association
2013-101, 0.514%, 05/16/2035	543,236	533,605
2010-112, 3.000%, 04/20/2038	60,147	60,971
2011-40, 2.500%, 06/20/2038	27,867	27,957
2009-15, 4.250%, 12/20/2038	235,130	241,896
2009-101, 4.000%, 08/20/2039	153,364	161,967
2013-55, 1.579%, 12/16/2042	635,110	626,818
2015-97, 2.400%, 04/16/2043	975,024	982,351
2013-107, 0.632%, 11/16/2047 (a)(b)	6,430,158	273,199
2013-15, 0.625%, 08/16/2051 (a)(b)	7,057,837	362,443
2013-07, 0.447%, 05/16/2053 (a)(b)	9,527,185	430,160
2013-01, 0.917%, 02/16/2054 (a)(b)	9,380,392	627,943
2013-105, 0.679%, 06/16/2054 (a)(b)	4,719,410	185,500
2013-17, 0.879%, 06/16/2054 (a)(b)	17,770,853	908,928
2013-40, 0.990%, 06/16/2054 (a)(b)	11,807,907	721,876
2013-101, 0.781%, 10/16/2054 (a)(b)	6,320,645	262,162
2013-156, 0.852%, 06/16/2055 (a)(b)	6,819,432	352,546
2014-01, 0.672%, 09/16/2055 (a)(b)	7,973,413	369,801
2014-54, 0.785%, 09/16/2055 (a)(b)	10,691,474	572,875
2014-120, 0.760%, 04/16/2056 (a)(b)	3,383,785	189,725
2014-73, 0.825%, 04/16/2056 (a)(b)	12,280,788	662,733
2014-138, 0.854%, 04/16/2056 (a)(b)	2,657,750	170,998
2015-130, 0.991%, 07/16/2057 (a)(b)	3,923,168	272,927
2016-52, 1.017%, 03/16/2058 (a)(b)	6,143,121	492,198
TOTAL MORTGAGE BACKED SECURITIES (Cost $76,663,108)		76,473,287

U.S. GOVERNMENT NOTE/BOND – 15.82%
United States Treasury Inflation Indexed Bond
0.125%, 04/15/2017	980,291	987,847
0.125%, 04/15/2021	1,004,750	1,017,045

United States Treasury Note/Bond
0.625%, 08/15/2016	3,325,000	3,327,118
0.625%, 12/31/2016	2,580,000	2,580,753
0.500%, 03/31/2017	1,500,000	1,497,873
0.875%, 07/15/2017	850,000	851,162
1.750%, 09/30/2019	5,000,000	5,107,615
TOTAL U.S. GOVERNMENT NOTE/BOND (Cost $15,344,301)		15,369,413

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Schedule of Investments (Continued)

May 31, 2016

	Principal
	Amount	Value

U.S. TREASURY BILL – 3.08%
United States Treasury Bill (d)
0.335%, 09/15/2016	$3,000,000	$2,997,234
TOTAL U.S. TREASURY BILL (Cost $2,997,085)		2,997,234

	Shares
SHORT-TERM INVESTMENTS – 16.67%
First American U.S. Treasury Money Market Fund, Class Z, 0.110% (a)	16,195,478	16,195,478
TOTAL SHORT-TERM INVESTMENTS (Cost $16,195,478)		16,195,478

Total Investments (Cost $111,199,972) – 114.28%		111,035,412
Liabilities in Excess of Other Assets – (14.28)%		(13,871,578)
TOTAL NET ASSETS – 100.00%		$97,163,834

Percentages are stated as a percent of net assets.

(a)	Variable rate security; the rate shown represents the rate at May 31, 2016.
(b)	Represents an interest-only security that entitles holders to receive only interest payments on underlying mortgages.
(c)	Represents a principal-only security that entitles holders to receive only principal payments on underlying mortgages.
(d)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Funds

Statements of Assets and Liabilities

May 31, 2016

		Short Term
	Equity	U.S. Government
	Income	Agency
	Plus Fund	Income Fund
ASSETS
Investments, at value (cost $136,846,006 and $111,199,972, respectively)	$138,484,852	$111,035,412
Cash	2,699,008	—
Receivable for investments sold	240	148,212
Dividends and interest receivable	559,206	356,285
Receivable for Fund shares sold	70,261	831
Other assets	26,608	14,690
TOTAL ASSETS	141,840,175	111,555,430

LIABILITIES
Written options, at value (premiums received of $6,204,720 and $—, respectively)	6,578,399	—
Payable for investments purchased	—	14,237,448
Payable for Fund shares redeemed	259,021	72,288
Payable to Adviser	49,566	21,218
Payable to affiliates	44,186	32,501
Payable for distribution fees	2,200	—
Payable for shareholder servicing fees	3,079	—
Accrued expenses and other liabilities	32,732	28,141
TOTAL LIABILITIES	6,969,183	14,391,596
NET ASSETS	$134,870,992	$97,163,834

Net Assets Consist Of:
Paid-in capital	$143,893,222	$101,517,874
Accumulated undistributed net investment income (loss)	(29,009)	11,910
Accumulated net realized loss from investments	(10,258,388)	(4,201,390)
Net unrealized appreciation (depreciation) on:
Investments and purchased options	1,638,846	(164,560)
Written options	(373,679)	—
Net Assets	$134,870,992	$97,163,834

Institutional Class Shares
Net assets	132,523,134	97,163,834
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	12,683,980	9,961,687
Net asset value, offering price and redemption price per share	$10.45	$9.75

Investor Class Shares
Net assets	2,347,858	N/A
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	225,168	N/A
Net asset value, offering price and redemption price per share	$10.43	N/A

The accompanying notes are an integral part of these financial statements.

M.D. Sass Funds

Statements of Operations

For the Year Ended May 31, 2016

		Short Term
	Equity	U.S. Government
	Income	Agency
	Plus Fund	Income Fund
INVESTMENT INCOME
Dividend income	$3,456,549 (1)	$—
Interest income (net of amortization and paydown gains and losses)	3,069	2,077,618
TOTAL INVESTMENT INCOME	3,459,618	2,077,618
EXPENSES
Management fees	1,150,719	297,762
Administration and accounting fees	176,185	84,787
Transfer agent fees and expenses	81,601	34,547
Federal and state registration fees	63,727	31,086
Legal fees	20,023	13,496
Audit and tax fees	19,746	18,004
Custody fees	16,472	21,736
Reports to shareholders	16,094	1,479
Chief Compliance Officer fees	12,078	12,078
Distribution fees – Investor Class	6,632	—
Trustees’ fees	5,825	5,820
Pricing expenses	4,833	58,552
Shareholder servicing fees – Investor Class	2,652	—
Distribution fees – Class C(2)	1,222	—
Shareholder servicing fees – Class C(2)	408	—
Distribution fees – Retail Class(3)	—	280
Other expenses	11,095	7,493
TOTAL EXPENSES	1,589,312	587,120
Less waivers and reimbursement by Advisers (Note 4)	(426,384)	(8,541)
NET EXPENSES	1,162,928	578,579
NET INVESTMENT INCOME	2,296,690	1,499,039
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized gain (loss) from:
Investments and purchased options	(6,930,839)	638,978
Written options	6,293,975	—
Change in net unrealized appreciation (depreciation) on:
Investments and purchased options	(8,909,358)	(1,755,098)
Written options	(185,764)	—
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(9,731,986)	(1,116,120)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(7,435,296)	$382,919

(1)	Net of $39,974 in foreign withholding tax and issuance fees.
(2)	The Class C shares of the Equity Income Plus Fund converted to Investor Class shares on February 29, 2016. See Note 1 to the Financial Statements.
(3)	The Retail Class shares of the Short Term U.S. Government Agency Income Fund converted to Institutional Class shares on September 1, 2015. See Note 1 to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	May 31, 2016	May 31, 2015
FROM OPERATIONS
Net investment income	$2,296,690	$2,115,092
Net realized gain (loss) from:
Investments and purchased options	(6,930,839)	2,221,354
Written options	6,293,975	(2,825,232)
Change in net unrealized appreciation (depreciation) on:
Investments and purchased options	(8,909,358)	5,448,856
Written options	(185,764)	176,834
Net increase (decrease) in net assets from operations	(7,435,296)	7,136,904

FROM DISTRIBUTIONS
Net investment income – Institutional Class	(3,165,512)	(1,979,803)
Net investment income – Class C(1)	(5,719)	(6)
Net investment income – Investor Class	(49,693)	(32,244)
Net realized gains – Institutional Class	(6,406,622)	(828,544)
Net realized gains – Class C(1)	(5,008)	—
Net realized gains – Investor Class	(116,301)	(15,534)
Net decrease in net assets resulting from distributions paid	(9,748,855)	(2,856,131)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold – Institutional Class	45,181,406	112,014,743
Proceeds from shares sold – Class C(1)	706,654	61,416
Proceeds from shares sold – Investor Class	918,918	1,282,245
Proceeds from exchange of Class C shares(1)	76,226	—
Shares issued in reinvestment of distributions – Institutional Class	4,727,089	2,345,229
Shares issued in reinvestment of distributions – Class C(1)	7,892	6
Shares issued in reinvestment of distributions – Investor Class	151,158	43,308
Payments for shares redeemed – Institutional Class	(60,243,209)	(30,242,362)
Payments for shares redeemed – Class C(1)	(651,404)	—
Payments for shares redeemed – Investor Class	(859,764)	(325,143)
Payments for exchange to Investor Class shares(1)	(76,226)	—
Net increase (decrease) in net assets from capital share transactions	(10,061,260)	85,179,442

TOTAL INCREASE (DECREASE) IN NET ASSETS	(27,245,411)	89,460,215

NET ASSETS:
Beginning of year	162,116,403	72,656,188
End of year	$134,870,992	$162,116,403

ACCUMULATED UNDISTRIBUTED NET
INVESTMENT INCOME (LOSS)	$(29,009)	$333,708

(1)	The Class C shares converted to Investor Class shares on February 29, 2016. See Note 1 to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	May 31, 2016	May 31, 2015
FROM OPERATIONS
Net investment income	$1,499,039	$1,505,799
Net realized gain from investments	638,978	613,175
Change in net unrealized appreciation (depreciation) on investments	(1,755,098)	(1,336,084)
Net increase in net assets from operations	382,919	782,890

FROM DISTRIBUTIONS
Net investment income – Retail Class(1)	(8,899)	(24,643)
Net investment income – Institutional Class	(1,955,046)	(2,121,653)
Net decrease in net assets resulting from distributions paid	(1,963,945)	(2,146,296)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold – Retail Class(1)	—	297,506
Proceeds from exchange of Retail Class shares(1)	1,377,600	—
Proceeds from shares sold – Institutional Class	21,605,121	11,464,689
Proceeds from shares issued from transfer in-kind – Institutional Class(2)	30,257,705	—
Shares issued in reinvestment of distributions – Retail Class(1)	7,931	24,639
Shares issued in reinvestment of distributions – Institutional Class	1,687,784	1,750,896
Payments for shares redeemed – Retail Class(1)	(509)	(2,526)
Payments for exchange to Institutional Class shares(1)	(1,377,600)	—
Payments for shares redeemed – Institutional Class	(39,873,762)	(37,595,835)
Net increase (decrease) in net assets from capital share transactions	13,684,270	(24,060,631)

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,103,244	(25,424,037)

NET ASSETS:
Beginning of year	85,060,590	110,484,627
End of year	$97,163,834	$85,060,590

ACCUMULATED UNDISTRIBUTED
NET INVESTMENT INCOME (LOSS)	$11,910	$9,481

(1)	The Retail Class shares converted to Institutional Class shares on September 1, 2015. See Note 1 to the Financial Statements.
(2)	See Note 8 to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund – Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Year/Period

	Year Ended	Year Ended	Period Ended
	May 31, 2016	May 31, 2015	May 31, 2014(1)
Net Asset Value, Beginning of Year/Period	$11.54	$11.15	$10.00

Income (loss) from investment operations:
Net investment income(2)(3)	0.16	0.22	0.31
Net realized and unrealized gain (loss) on investments	(0.58)	0.48	1.06
Total from investment operations	(0.42)	0.70	1.37

Less distributions paid:
From net investment income	(0.22)	(0.22)	(0.22)
From realized gain	(0.45)	(0.09)	—
Total distributions paid	(0.67)	(0.31)	(0.22)

Net Asset Value, End of Year/Period	$10.45	$11.54	$11.15

Total Return(4)(6)	(3.52)%	6.37%	13.83%

Supplemental Data and Ratios:
Net assets at end of year/period (000’s)	$132,523	$159,725	$71,383

Ratio of expenses to average net assets(5)
Before waivers and reimbursements of expenses	1.03%	1.05%	1.29%
After waivers and reimbursements of expenses	0.75%	0.75%	0.75%

Ratio of net investment income to average net asset(5)
Before waivers and reimbursements of expenses	1.95%	1.61%	2.61%
After waivers and reimbursements of expenses	2.23%	1.91%	3.15%

Portfolio turnover rate(4)	63.55%	87.20%	53.61%

(1)	The Institutional share class commenced operations on June 28, 2013.
(2)	Per share net investment income has been calculated using the daily average shares outstanding method.
(3)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund – Investor Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Year/Period

	Year Ended	Year Ended	Period Ended
	May 31, 2016	May 31, 2015	May 31, 2014(1)
Net Asset Value, Beginning of Year/Period	$11.53	$11.14	$10.00

Income (loss) from investment operations:
Net investment income(2)(3)	0.12	0.18	0.29
Net realized and unrealized gain (loss) on investments	(0.58)	0.49	1.06
Total from investment operations	(0.46)	0.67	1.35

Less distributions paid:
From net investment income	(0.19)	(0.19)	(0.21)
From realized gain	(0.45)	(0.09)	—
Total distributions paid	(0.64)	(0.28)	(0.21)

Net Asset Value, End of Year/Period	$10.43	$11.53	$11.14

Total Return(4)(6)	(3.88)%	6.09%	13.58%

Supplemental Data and Ratios:
Net assets at end of year/period (000’s)	$2,348	$2,330	$1,273

Ratio of expenses to average net assets(5)
Before waivers and reimbursements of expenses	1.38%	1.40%	1.56%
After waivers and reimbursements of expenses	1.10%	1.10%	1.10%

Ratio of net investment income to average net assets(5)
Before waivers and reimbursements of expenses	1.60%	1.31%	2.50%
After waivers and reimbursements of expenses	1.88%	1.61%	2.96%

Portfolio turnover rate(4)	63.55%	87.20%	53.61%

(1)	The Retail share class commenced operations on June 28, 2013.
(2)	Per share net investment income has been calculated using the daily average shares outstanding method.
(3)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.  Excludes the effect of applicable sales charges.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund – Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	May 31,	May 31,	May 31,	May 31,	May 31,
	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Year/Period	$9.91	$10.06	$10.07	$10.20	$10.00

Income (loss) from investment operations:
Net investment income (loss)(2)(3)	0.15	0.15	0.01	(0.10)	(0.04)
Net realized and unrealized
gain (loss) on investments	(0.11)	(0.08)	0.18	0.11	0.33
Total from investment operations	0.04	0.07	0.19	0.01	0.29

Less distributions paid:
From net investment income	(0.20)	(0.22)	(0.20)	(0.14)	(0.09)
Total distributions paid	(0.20)	(0.22)	(0.20)	(0.14)	(0.09)

Net Asset Value, End of Year/Period	$9.75	$9.91	$10.06	$10.07	$10.20

Total Return(4)(6)	0.35%	0.75%	1.14%	0.08%	2.90%

Supplemental Data and Ratios:
Net assets at end of year/period (000’s)	$97,164	$83,678	$109,404	$124,016	$143,623

Ratio of expenses to average net assets(5)
Before waivers and reimbursements of expenses	0.59%	0.65%	0.71%	0.59%	0.63%
After waivers and reimbursements of expenses	0.58%	0.66%	0.70%	0.59%	0.63%

Ratio of net investment income (loss)
to average net assets(5)
Before waivers and reimbursements of expenses	1.50%	1.52%	0.12%	(0.96)%	(0.39)%
After waivers and reimbursements of expenses	1.51%	1.51%	0.13%	(0.96)%	(0.39)%

Portfolio turnover rate(4)	182.08%	99.63%	72.73%	78.90%	87.78%

(1)	The Institutional share class commenced operations on June 30, 2011.
(2)	Per share net investment income (loss) has been calculated using the daily average shares outstanding method.
(3)	Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Funds
Notes to Financial Statements
May 31, 2016

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The M.D. Sass Funds (the “Funds”) each represent a distinct diversified series with their own investment objectives and policies within the Trust. The investment objective of the M.D. Sass Short Term U.S. Government Agency Income Fund (the “Short Term U.S. Government Agency Income Fund”) is to achieve a high and stable rate of total return, when and as opportunities are available in the context of preserving capital in adverse markets. The investment objective of the M.D. Sass Equity Income Plus Fund (the “Equity Income Plus Fund”) is to generate income as well as capital appreciation, while emphasizing downside protection.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Short Term U.S. Government Agency Income Fund currently offers one class of shares, the Institutional Class.  Effective February 20, 2014, the Short Term U.S. Government Agency Income Fund ceased offering its StoneCastle Treasurer Class.  Effective September 1, 2015, the Short Term U.S. Government Agency Income Fund converted its Retail Class shares to Institutional Class shares and ceased offering its Retail Class.  The Equity Income Plus Fund currently offers two classes of shares, the Institutional Class and the Investor Class. Effective February 29, 2016, the Equity Income Plus Fund converted its Class C shares to Retail Class shares and ceased offering its Class C shares, and the Retail Class was renamed to the Investor Class. The Investor Class shares are subject to a 0.25% distribution (12b-1) fee and a 0.10% shareholder servicing fee.  Each class of shares in both Funds have identical rights and privileges except with respect to the distribution and shareholder servicing fees and voting rights on matters affecting a single class of shares.  The Short Term U.S. Government Agency Income Fund’s registration statement became effective on June 22, 2011.  The Institutional share class commenced operations on June 30, 2011.  The Equity Income Plus Fund’s registration statement became effective on June 28, 2013 at which time the Institutional and Investor Classes commenced operations.  Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by M.D. Sass Investors Services, Inc. and M.D. Sass, LLC (the “Advisers”), advisers to the Short Term U.S. Government Agency Income Fund and Equity Income Plus Fund, respectively.  The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the security is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day or will be valued at the later sale price on the composite market (defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by a pricing service) and will generally be classified as Level 2.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2016

procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisers to believe that a security’s last sale price may not reflect its actual fair value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

Debt securities, including U.S. Government and Agency Securities, corporate securities, municipal securities, mortgage- and asset-backed securities, commercial paper, banker’s acceptances, certificate of deposit, time deposits and U.S. Treasury Bills, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean by pricing service providers. Pricing services may use various valuation methodologies such as broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporate deal collateral performance, as available. These securities that use similar valuation techniques and inputs as described above are typically categorized as Level 2 of the fair value hierarchy.

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded and the option will generally be classified as Level 2.

Redeemable securities issued by open-end, registered investment companies are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of May 31, 2016:

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2016

Equity Income Plus Fund
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks(1)	$116,337,740	$—	$—	$116,337,740
Master Limited Partnerships(1)	8,591,945	—	—	8,591,945
Real Estate Investment Trusts	9,944,825	—	—	9,944,825
Purchased Options	114,000	—	—	114,000
Total Assets	$134,988,510	$—	$—	$134,988,510
Short-Term Investments	$3,496,342	$—	$—	$3,496,342
Total Investments in Securities	$138,484,852	$—	$—	$138,484,852
Liabilities:
Written Options	$(3,180,781)	$(3,397,618)	$—	$(6,578,399)
Total Liabilities	$(3,180,781)	$(3,397,618)	$—	$(6,578,399)

(1) See the Schedule of Investments for industry classifications.

Short Term U.S. Government Agency Income Fund
	Level 1	Level 2	Level 3	Total
Fixed Income:
Mortgage Backed Securities	$—	$76,473,287	$—	$76,473,287
U.S. Government Note/Bond	—	15,369,413	—	15,369,413
U.S. Treasury Bill	—	2,997,234	—	2,997,234
Total Fixed Income	$—	$94,839,934	$—	$94,839,934
Short-Term Investments	$16,195,478	$—	$—	$16,195,478
Total Investments in Securities	$16,195,478	$94,839,934	$—	$111,035,412

The Funds did not hold any investments during the year with significant unobservable inputs which would be classified as Level 3. During the year, there were no transfers between levels for the Funds. It is the Funds’ policy to record transfers between levels as of the end of the reporting period.

(b) Derivative Instruments

The Short Term U.S. Government Agency Income Fund did not hold any financial derivative instruments during the year.

The Equity Income Plus Fund invested in derivative instruments, such as purchased and written options, during the year.

The following sets forth the fair value of derivative instruments as reported for the Equity Income Plus Fund within the Statements of Assets and Liabilities as of May 31, 2016:

	Asset Derivatives		Liability Derivatives
Derivatives not
accounted for
as hedging	Statements of Assets &		Statements of Assets &
instruments	Liabilities Location	Value	Liabilities Location	Value
Equity Contracts –	Investments,		Written options,
Options	at value	$114,000	at value	$6,578,399
Total		$114,000		$6,578,399

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2016

The effect of derivative instruments for the Equity Income Plus Fund on the Statements of Operations for the year ended May 31, 2016:

Amount of Net Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for	Purchased	Written
as hedging instruments	Options(1)	Options	Total
Equity Contracts	$(2,056,320)	$6,293,975	$4,237,655
Total	$(2,056,320)	$6,293,975	$4,237,655

Change in Net Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for	Purchased	Written
as hedging instruments	Options(1)	Options	Total
Equity Contracts	$956,847	$(185,764)	$771,083
Total	$956,847	$(185,764)	$771,083
(1) Reflected within investments and purchased options on the Statements of Operations.

ASU 2011-11 “Disclosures about Offsetting Assets and Liabilities” deals with offsetting assets and liabilities on the Statement of Assets and Liabilities with respect to derivative instruments. The Fund is not subject to any Master Netting Arrangements, therefore the Fund was not required to offset any assets or liabilities.

Options

GAAP requires enhanced disclosures about the Equity Income Plus Fund’s derivative activities, including how such activities are accounted for and their effect on the Equity Income Plus Fund’s financial position and results of operations.

The Equity Income Plus Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Equity Income Plus Fund enters into written call options to reduce volatility of the portfolio and/or earn premium income. Additionally, for hedging purposes, the Equity Income Plus Fund will periodically buy put options on equity securities indices. The Equity Income Plus Fund’s option component of overall investment strategy is often referred to as a “buy-write” strategy (also called a “covered call” strategy), in which the Adviser writes (sells) a call option contract while at the same time owning an equivalent number of shares of the underlying stock to generate moderate current income. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income. Written call options expose the Equity Income Plus Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default.

The Equity Income Plus Fund may purchase put options on indices and enter into related closing transactions. As a holder of a put option, the Equity Income Plus Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period.

When the Equity Income Plus Fund writes an option, an amount equal to the premium received by the Equity Income Plus Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Equity Income Plus Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Equity Income Plus Fund has realized a gain or a loss. If a put option is exercised, the premium is deducted from the cost basis of the security purchased. The Equity Income Plus Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2016

When purchasing options, the Equity Income Plus Fund will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised. The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss. If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Equity Income Plus Fund has a realized gain or loss.

Transactions in options written during the year ended May 31, 2016 for the Equity Income Plus Fund were as follows:

	Contracts	Premiums
Outstanding, beginning of year	35,003	$6,094,251
Options written	168,765	30,557,957
Options terminated in closing transactions	(137,531)	(24,610,777)
Options exercised	(13,021)	(3,400,856)
Options expired	(19,128)	(2,435,855)
Outstanding, end of year	34,088	$6,204,720

As of May 31, 2016, the fair value of long positions which served as collateral for call options written was $134,863,209.

Transactions in purchased options during the year ended May 31, 2016 were as follows:

Contracts
Outstanding, beginning of year	7,300
Options purchased	44,450
Options terminated in closing transactions	(29,700)
Options expired	(16,050)
Outstanding, end of year	6,000

(c) Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended May 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the year, the Funds did not incur any interest or penalties. The Equity Income Plus Fund is subject to examination by U.S. federal tax authorities for the tax periods since the commencement of operations.

The Short Term U.S. Government Agency Income Fund is not subject to examination by U.S. taxing authorities for tax periods prior to the year ended May 31, 2013.

(d) Distributions to Shareholders

The Funds will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Funds. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2016

(e) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Share Valuation

The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

(g) Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of the Investor Class shares of the Equity Income Plus Fund. Shareholder servicing fees are expensed at 0.10% of average daily net assets of the Investor Class shares of the Equity Income Plus Fund. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust or by other equitable means.

(h) Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions using the first in-first out (FIFO) method by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income and expense, less foreign withholding tax, is recognized on the ex-dividend date and interest income and expense are recognized on an accrual basis. Distributions received from the Funds’ investments in master limited partnerships (“MLPs”) and real estate investment trusts (“REITs”) are comprised of ordinary income, capital gains and return of capital. For financial statement purposes, the Funds use estimates to characterize these distributions received as return of capital, capital gains or ordinary income. Such estimates are based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received for the security after its tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds. The distributions received from MLP or REIT securities that have been classified as income and capital gains are included in dividend income and net realized gain (loss) on investments, respectively, on the Statements of Operations. The distributions received that are classified as return of capital reduce the cost of investments on the Statements of Assets and Liabilities. Any discount or premium on securities purchased are accreted or amortized over the expected life of the respective securities using the interest method. Gains and losses on principal payments of mortgage-backed securities (paydowns gains and losses) are included as an adjustment to interest income in the Statements of Operations.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended May 31, 2016 and May 31, 2015 were as follows:

Equity Income Plus Fund
	May 31, 2016	May 31, 2015
Ordinary Income	$8,185,364	$2,012,053
Long-Term Capital Gain	1,563,491	844,078
Short Term U.S. Government Agency Income Fund
	May 31, 2016	May 31, 2015
Ordinary Income	$1,963,945	$2,146,296
Long-Term Capital Gain	—	—

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2016

As of May 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

		Short Term
	Equity	U.S. Government
	Income	Agency
	Plus Fund	Income Fund
Cost basis of investments for federal income tax purposes	$138,246,540	$111,199,972
Gross tax unrealized appreciation	10,306,080	1,522,992
Gross tax unrealized depreciation	(10,067,768)	(1,687,552)
Net tax unrealized appreciation (depreciation)	238,312	(164,560)
Undistributed ordinary income	—	11,910
Undistributed long-term capital gain	—	—
Total distributable earnings	—	11,910
Other accumulated losses	(9,260,542)	(4,201,390)
Total accumulated losses	$(9,022,230)	$(4,354,040)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to basis adjustments related to investments in partnerships and the deferral of losses on wash sales and straddle adjustments.

At May 31, 2016, the Short Term U.S. Government Agency Income Fund had short-term capital loss carryovers of $3,657,915 and had long-term capital loss carryovers of $543,475. These losses will be carried forward indefinitely to offset future realized capital gains. To the extent the Funds’ realize future net capital gains, taxable distributions to their shareholders will be offset by any unused capital loss carryovers.

At May 31, 2016, the M.D. Sass Equity Income Plus Fund deferred, on a tax basis, post-October losses of $8,857,854.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2016, the following reclassifications were made for permanent tax differences on the Statements of Assets and Liabilities:

Equity Income Plus Fund
Undistributed Net Investment Income/(Loss)	$561,517
Accumulated Net Realized Gain/(Loss)	$(561,517)

Short Term U.S. Government Agency Income Fund
Undistributed Net Investment Income/(Loss)	$467,335
Accumulated Net Realized Gain/(Loss)	$(467,335)

(4)	Investment Advisers

The Trust has Investment Advisory Agreements (collectively, the “Agreement”) with the Advisers to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Advisers for their management services at the annual rate of 0.30% and 0.75% of the Funds’ average daily net assets for the Short Term U.S. Government Agency Income Fund and Equity Income Plus Fund, respectively.

The Advisers have contractually agreed to waive their management fee and/or reimburse the Funds’ other expenses at least through the expiration dates listed below, to the extent necessary to ensure that the Funds’ operating expenses (excluding any taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends on short positions and interest and broker expenses, acquired fund fees and expenses or extraordinary expenses) do not exceed the expense limitation caps listed below of each Fund’s average daily net assets.

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2016

	Expiration Date	Expense Limitation Cap
Equity Income Plus Fund
Institutional Class	September 28, 2016	0.75%
Investor Class	September 28, 2016	1.10%
Short Term U.S. Government Agency Income Fund
Institutional Class	September 28, 2016	0.55%

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap in place at the time of the waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years. Effective September 28, 2015, the expense limitation ratio in the Short Term U.S. Government Agency Income Fund was reduced from 0.70% to 0.55%. The following table details the remaining waived or reimbursed expenses subject to potential recovery expiring:

	May 31, 2019	May 31, 2018	May 31, 2017
Equity Income Plus Fund
Institutional Class	$418,492	$330,702	$239,981
Investor Class	7,892	5,773	2,381
Short Term U.S. Government
Agency Income Fund
Institutional Class	8,541	—	—

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Equity Income Plus Fund, which authorizes the payment to Quasar Distributors, LLC (the “Distributor”) of a distribution fee of 0.25% of the Funds average daily net assets of Investor Class shares for services to prospective Fund shareholders and distribution. During the year ended and as of May 31, 2016, the Funds accrued and owed expenses pursuant to the 12b-1 Plan as follows:

	Accrued	Owed
Equity Income Plus Fund(1)	$7,854	$2,200
Short Term U.S. Government Agency Income Fund(2)	280	0

The 12b-1 Plan also authorizes payment of a shareholder servicing fee of 0.10% of the average daily net assets of the Investor Class shares for the Equity Income Plus Fund. During the year ended May 31, 2016, the Equity Income Plus Fund accrued shareholder servicing fees of $3,061(1) and owed fees of $3,079.

(1)	The Fund accrued expenses pursuant to Rule 12b-1 for the Class C shares through February 29, 2016.
(2)	The Fund accrued expenses pursuant to Rule 12b-1 for the Retail Class shares through September 1, 2015.

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS,” or the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. Fees incurred for the year ended May 31, 2016, and owed as of May 31, 2016, are as follows:

	Incurred	Owed
Equity Income Plus Fund	$176,185	$26,448
Short Term U.S. Government Agency Income Fund	84,787	14,126

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2016

USBFS also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as each Funds’ custodian. Fees incurred for the year ended May 31, 2016, and owed as of May 31, 2016, are as follows:

Pricing Expenses	Incurred	Owed
Equity Income Plus Fund	$4,833	$765
Short Term U.S. Government Agency Income Fund	58,552	8,330

Transfer Agency	Incurred	Owed
Equity Income Plus Fund	$81,601	$12,032
Short Term U.S. Government Agency Income Fund	34,547	4,506

Custody	Incurred	Owed
Equity Income Plus Fund	$16,472	$2,871
Short Term U.S. Government Agency Income Fund	21,736	3,455

Each Fund has a line of credit with US Bank (see Note 10).

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS. Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the year ended May 31, 2016, and owed as of May 31, 2016, are as follows:

	Incurred	Owed
Equity Income Plus Fund	$12,078	$2,069
Short Term U.S. Government Agency Income Fund	12,078	2,084

(7)	Capital Share Transactions

Transactions in shares of the Equity Income Plus Fund were as follows:

Institutional Class

	Year Ended	Year Ended
	May 31, 2016	May 31, 2015
Shares sold	4,107,712	9,870,911
Shares reinvested	457,352	207,532
Shares redeemed	(5,716,683)	(2,645,063)
Net increase (decrease)	(1,151,619)	7,433,380

Investor Class
	Year Ended	Year Ended
	May 31, 2016	May 31, 2015
Shares sold	83,197	112,607
Shares reinvested	14,672	3,837
Shares exchanged from Class C	7,788 (2)	—
Shares redeemed	(82,550)	(28,639)
Net increase	23,107	87,805

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2016

Class C

	Year Ended		Period Ended
	May 31, 2016		May 31, 2015(1)
Shares sold	71,665		6,106
Shares reinvested	879		1
Shares exchanged to Investor Class	(9,034	)(2)	—
Shares redeemed	(69,617)		—
Net increase (decrease)	(6,107)		6,107

(1) The Class C shares commenced operations on March 25, 2015.
(2) The Class C shares converted to Investor Class shares on February 29, 2016.

Transactions in shares of the Short Term U.S. Government Agency Income Fund were as follows:

Institutional Class
	Year Ended		Year Ended
	May 31, 2016		May 31, 2015
Shares sold	2,204,151		1,145,592
Shares issued from transfer-in-kind	3,071,848		—
Shares reinvested	172,403		175,466
Shares exchanged from Retail Class	140,274	(1)	—
Shares redeemed	(4,070,089)		(3,757,744)
Net increase (decrease)	1,518,587		(2,436,686)

Retail Class
	Year Ended		Year Ended
	May 31, 2016		May 31, 2015
Shares sold	—		30,217
Shares reinvested	818		2,510
Shares exchanged to Institutional Class	(142,410	)(1)	—
Shares redeemed	(52)		(257)
Net increase (decrease)	(141,644)		32,470

(1) bThe Retail Class shares were converted to Institutional Class shares September 1, 2015.

(8)	Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and amounts transferred in-kind noted below) for the Funds for the year ended May 31, 2016 are summarized below:

		Short Term
	Equity Income	U.S. Government Agency
	Plus Fund	Income Fund
Purchases:
U.S. Government	$—	$168,238,735
Other	95,979,463	—
Sales:
U.S. Government	$—	$179,091,367
Other	105,741,511	—

During the year ended May 31, 2016, the Short Term U.S. Government Agency Income Fund accepted, in accordance with the Rule 17a-7 procedures adopted by the Trust, securities and cash and cash equivalents eligible for investments by the Fund as consideration for Fund shares issued at a value of $24,051,937 and $6,205,768, respectively.

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2016

(9)	Beneficial Ownership

The benefical ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At May 31, 2016, the following entities held over 25% of the Funds’ shares outstanding for the benefit of their customers:

	Short Term U.S. Government Agency Income Fund

	National Financial Services, LLC	42.88%
	John Hancock Trust Company, LLC	28.48%

	Equity Income Plus Fund

	Institutional Class
	Maril & Co.	45.05%

	Investor Class
	National Financial Services, LLC	54.66%
	Pershing, LLC	31.67%

(10)	Line of Credit

	At May 31, 2016, the Equity Income Plus and Short Term U.S. Government Agency Income Funds, had lines of credit with a maximum amount of borrowing for the lessor of $8,000,000 and $10,000,000, respectively, or 33% of unencumbered assets of each Fund which mature August 12, 2016. These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank. For the year ended May 31, 2016, the average interest rate under the line of credit was 3.25% through December 16, 2015 and 3.50% thereafter. The following table provides information regarding usage of the line of credit for the year ended May 31, 2016 for the Funds. The Funds did not have an outstanding balance on either line of credit as of May 31, 2016.

		Average		Maximum	Date of
	Days	Amount of	Interest	Amount of	Maximum
	Utilized	Borrowing	Expense*	Borrowing	Borrowing
Equity Income Plus Fund	6	$2,390,500	$1,295	$3,112,000	10/6/15

*	Interest expense is reported within Other Expenses on the Statement of Operations.

(11)	Subsequent Event

On June 29, 2016, the Equity Income Plus Fund declared and paid a distribution from ordinary income of $113,397 to the shareholders of record on June 28, 2016 of the Institutional Class.

On June 29, 2016, the Short Term U.S. Government Agency Income Fund declared and paid a distribution from ordinary income of $141,128 to the shareholders of record on June 28, 2016.

On July 28, 2016, the Short Term U.S. Government Agency Income Fund declared and paid a distribution from ordinary income of $112,680 to the shareholders of record on July 27, 2016.

M.D. Sass Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders of M.D. Sass Funds and
Board of Trustees of Trust for Professional Managers

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and written options, of M.D. Sass Funds, comprising M.D. Sass Equity Income Plus Fund and M.D. Sass Short Term U.S. Government Agency Income Fund (the “Funds”), each a series of the Trust for Professional Managers, as of May 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting M.D. Sass Funds as of May 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
July 29, 2016

M.D. Sass Funds
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

M.D. Sass Funds
Additional Information
(Unaudited)

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees.  Information pertaining to the Trustees of the Trust is set forth below.  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-855-MDS-FUND (1-855-637-3863).

Independent Trustees

Number of
		Term of	Portfolios		Other Directorships
	Position(s)	Office and	in Trust		Held by Trustee
Name,	Held with	Length of	Overseen	Principal Occupation(s)	During the
Address and Age	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Michael D. Akers, Ph.D.	Trustee	Indefinite	36	Professor and Chair,	Independent Trustee,
615 E. Michigan St.		Term; Since		Department of Accounting,	USA MUTUALS (an
Milwaukee, WI 53202		August 22,		Marquette University	open-end investment
Age: 61		2001		(2004–present).	company with five
portfolios).

Gary A. Drska	Trustee	Indefinite	36	Pilot, Frontier/Midwest	Independent Trustee,
615 E. Michigan St.		Term; Since		Airlines, Inc. (airline company)	USA MUTUALS (an
Milwaukee, WI 53202		August 22,		(1986–present).	open-end investment
Age: 59		2001			company with five
portfolios).

Jonas B. Siegel	Trustee	Indefinite	36	Retired (2011–present);	Independent Manager,
615 E. Michigan St.		Term; Since		Managing Director, Chief	Ramius IDF fund
Milwaukee, WI 53202		October 23,		Administrative Officer	complex (two closed-end
Age: 72		2009		(“CAO”) and Chief	investment companies);
				Compliance Officer (“CCO”),	Independent Trustee,
				Granite Capital International	Gottex Trust (an open-end
				Group, L.P. (an investment	investment company
				management firm)	with one portfolio);
				(1994–2011).	Independent Trustee,
Gottex Multi-Asset
Endowment fund complex
(three closed-end
investment companies)
(2010–2015); Independent
Trustee, Gottex Multi-
Alternatives fund complex
(three closed-end
investment companies)
(2010–2015).
Interested Trustee and Officers

Joseph C. Neuberger*	Chairperson	Indefinite	36	Executive Vice President, U.S.	Trustee, Buffalo Funds
615 E. Michigan St.	and	Term; Since		Bancorp Fund Services, LLC	(an open-end investment
Milwaukee, WI 53202	Trustee	August 22,		(1994–present).	company with ten
Age: 54		2001			portfolios); Trustee, USA
MUTUALS (an open-end
investment company with five portfolios).

M.D. Sass Funds
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Portfolios		Other Directorships
	Position(s)	Office and	in Trust		Held by Trustee
Name,	Held with	Length of	Overseen	Principal Occupation(s)	During the
Address and Age	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

John P. Buckel	President	Indefinite	N/A	Vice President, U.S. Bancorp Fund	N/A
615 E. Michigan St.	and	Term; Since		Services, LLC (2004–present).
Milwaukee, WI 53202	Principal	January 24,
Age: 58	Executive	2013
Officer

Jennifer A. Lima	Vice	Indefinite	N/A	Vice President, U.S. Bancorp Fund	N/A
615 E. Michigan St.	President,	Term; Since		Services, LLC (2002–present).
Milwaukee, WI 53202	Treasurer	January 24,
Age: 42	and	2013
Principal
Financial and
Accounting
Officer

Anita M. Zagrodnik	Chief	Indefinite	N/A	Senior Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Compliance	Term; Since		Fund Services, LLC (January
Milwaukee, WI 53202	Officer,	July 1,		2014–present); CCO (2003–2013) and
Age: 56	Vice	2014		Senior Vice President, Ariel
	President and			Investments, LLC (2010–2013);
	Anti-Money			Vice President, Ariel Investments,
	Laundering			LLC (2003–2010).
Officer

Adam W. Smith	Secretary	Indefinite	N/A	Assistant Vice President, U.S.	N/A
615 E. Michigan St.		Term; Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202		May 29,		(2012–present); Research Associate,
Age: 34		2015		Vista360, LLC (2010–2012).

Jesse J. Schmitting	Assistant	Indefinite	N/A	Assistant Vice President, U.S.	N/A
615 E. Michigan St.	Treasurer	Term; Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202		July 21, 2011		(2008–present).
Age: 34

Cullen O. Small	Assistant	Indefinite	N/A	Assistant Vice President, U.S.	N/A
615 E. Michigan St.	Treasurer	Term; Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202		January 22,		(2010–present).
Age:29		2015

Kelly A. Burns	Assistant	Indefinite	N/A	Officer, U.S. Bancorp Fund	N/A
615 E. Michigan St.	Treasurer	Term; Since		Services, LLC (2011–present).
Milwaukee, WI 53202		April 23,
Age: 28		2015

Melissa Aguinaga	Assistant	Indefinite	N/A	Officer, U.S. Bancorp	N/A
615 E. Michigan St.	Treasurer	Term; Since		Fund Services,
Milwaukee, WI 53202		July 1, 2015		LLC (2010–present).
Age: 28

*
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended May 31, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

M.D. Sass Equity Income Plus Fund	48.28%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended May 31, 2016 was as follows:

M.D. Sass Equity Income Plus Fund	42.18%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions, pursuant to Internal Revenue Code Section 87(k)(2)(c), for the fiscal year ended May 31, 2016 were as follows:

M.D. Sass Equity Income Plus Fund	60.91%

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.  These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets.  These statements involve risks and uncertainties.  In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively.  Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION (Unaudited)

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies.  A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-855-MDS-FUND (1-855-637-3863).  A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-855-MDS-FUND (1-855-637-3863), or by accessing the SEC’s website at http://www.sec.gov.

The Funds file a complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends.  The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters).  Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov.  Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-MDS-FUND (1-855-637-3863) to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

M.D. SASS FUNDS

Investment Advisers	Equity Income Plus Fund
M.D. Sass, LLC
1185 Avenue of the Americas, 18th Floor
New York, New York 10036

Short Term U.S. Government Agency Income Fund
M.D. Sass Investors Services, Inc.
1185 Avenue of the Americas, 18th Floor
New York, New York 10036

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  Incorporated by reference to the Registrant’s Form N-CSR filed August 7, 2014.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2016	FYE 5/31/2015
Audit Fees	$31,000	$31,000
Audit-Related Fees	$0	$0
Tax Fees	$6,500	$6,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2016	FYE 5/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2016	FYE 5/31/2015
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 7, 2014.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date  7/26/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date  7/26/16

By (Signature and Title)* /s/ Jennifer Lima
  Jennifer Lima, Treasurer

Date  7/26/16

* Print the name and title of each signing officer under his or her signature.